                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 3, 1996


                           RAYTEL MEDICAL CORPORATION
               (Exact name of registrant as specified in charter)


         Delaware                     0-27186            94-2787342
(State or other jurisdiction        (Commission        (IRS Employer
    of incorporation)                File Number)       Identification No.)



        2755 CAMPUS DRIVE, SUITE 200, SAN MATEO, CA           94403
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code   (415) 349-0800





          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of businesses acquired.

         In its original filing on Form 8-K, filed on or about October 3, 1996, the Company indicated that it was impracticable to provide the audited financial statements of the SETCA Practice for the periods required at the date of the report. The Company further indicated that it intended to file such financial statements as soon as they become available and in any event not later than December 2, 1996.

         Since the date of the original filing on Form 8-K, the Commission has promulgated Release Nos. 33-7355; 34-37802; International Series No. 1021 pursuant to which the Commission adopted revisions to its rules that streamline requirements with respect to financial statements of significant business acquisitions in filings made under the Securities Act of 1933 and the Securities Exchange Act of 1934. The amendments affected Rule 3-05 of Regulation S-X, Item 310 of Regulation S-B, Item 17 of Form S-4, Item 17 of Form F-4, and General Instructions and Item 7 of Form 8-K. The latter two are relevant to the Company's filing.

         The amendment to the General Instructions and Item 7 of Form 8-K raises the thresholds at which an acquired business will be considered significant enough to require the provision of its audited financial statements in filings made under either the Exchange Act or the Securities Act. The amended rules provide that audited financial statements of an acquired business should be furnished for the most recent fiscal year if the significance of the acquiree exceeds 20 percent. No financial statements will be required for acquisitions below the 20 percent significance threshold.

         The Company's acquisition of the SETCA Practice occurred prior to the adoption of the amendment to the General Instructions and Item 7 of Form 8-K. However, the due date for the filing of the supplemental financial information falls after the effective date of the amendment. The Company believes that it is not required to file the supplemental financial information because the acquisition of the SETCA Practice is below the revised 20 percent threshold and audited financial statements were not readily available at the time of the initial report. Therefore, the Company believes that its interpretation is in keeping with the intent of the amendment to reduce the burden of providing audited financial statements of the acquired business, especially which the cost of doing so would be unduly burdensome to the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RAYTEL MEDICAL CORPORATION



Dated:  November 22, 1996                By: /s/ Richard F. Bader
                                            ______________________________
                                            Richard F. Bader
                                            Chairman and Chief Executive Officer



                                      -3-